Asset Backed Securities Portfolio Analysis
Encore
2005-4
All records
3,931 records

Selection Criteria: All records
Table of Contents

1.

COMBINED LOAN-TO-VALUE RATIO (Silent Second)

2.

COMBINED LOAN-TO-VALUE RATIO (IO Loans Only)

3.

COMBINED LOAN-TO-VALUE RATIO (Stated Doc)

4.

DTI (Silent Second)

5.

DTI (IO Loans)

6.

DTI (Stated Doc)

1. COMBINED LOAN-TO-VALUE RATIO (Silent Second)

COMBINED LOAN-TO-VALUE RATIO (Silent Second)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
60.001 - 70.000	1	$149,871.86	0.95%	610	57.47%	6.790%	100.00%
70.001 - 75.000	1	155,000.00	0.99	525	67.39	7.050	100.00
85.001 - 90.000	9	2,513,197.22	15.99	622	78.43	7.667	100.00
90.001 - 95.000	8	1,915,955.98	12.19	620	81.00	7.469	100.00
95.001 - 100.000	49	10,983,978.69	69.88	665	81.18	6.919	98.76
Total:	68	$15,718,003.75	100.00%	651	80.36%	7.106%	99.14%

Weighted Average CLTV: 96.67
Minimum CLTV: 63.30
Maximum CLTV: 100.00

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2. COMBINED LOAN-TO-VALUE RATIO (IO Loans Only)

COMBINED LOAN-TO-VALUE RATIO (IO Loans Only)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.000 <=	20	$4,684,685.05	2.99%	692	46.11%	6.208%	100.00%
50.001 - 60.000	35	9,186,490.68	5.86	688	56.31	6.190	100.00
60.001 - 70.000	56	15,096,864.60	9.63	664	66.56	6.381	100.00
70.001 - 75.000	38	10,944,934.93	6.98	655	74.20	6.459	100.00
75.001 - 80.000	81	22,935,895.13	14.63	669	79.09	6.448	99.68
80.001 - 85.000	82	23,137,335.53	14.76	665	84.34	6.730	100.00
85.001 - 90.000	159	43,668,361.11	27.86	661	89.10	7.189	100.00
90.001 - 95.000	77	21,456,438.76	13.69	681	94.46	7.648	100.00
95.001 - 100.000	19	5,619,770.00	3.59	697	80.42	6.627	100.00
Total:	567	$156,730,775.79	100.00%	669	80.94%	6.839%	99.95%

Weighted Average CLTV: 81.73
Minimum CLTV: 30.91
Maximum CLTV: 100.00

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3. COMBINED LOAN-TO-VALUE RATIO (Stated Doc)

COMBINED LOAN-TO-VALUE RATIO (Stated Doc)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.000 <=	90	$14,279,868.90	3.72%	607	41.68%	7.447%	93.77%
50.001 - 60.000	110	23,593,095.61	6.15	599	56.62	7.492	96.74
60.001 - 70.000	240	56,609,394.80	14.76	596	66.79	7.445	98.44
70.001 - 75.000	136	32,408,472.06	8.45	604	74.03	7.402	94.08
75.001 - 80.000	291	69,540,679.06	18.13	617	79.34	7.459	94.45
80.001 - 85.000	243	58,639,362.11	15.29	623	84.49	7.621	89.45
85.001 - 90.000	321	78,364,441.47	20.43	640	89.33	7.771	94.06
90.001 - 95.000	140	37,460,582.22	9.77	679	94.62	7.944	100.00
95.001 - 100.000	61	12,719,165.17	3.32	692	92.02	7.860	98.93
Total:	1,632	$383,615,061.40	100.00%	626	78.98%	7.603%	94.97%

Weighted Average CLTV: 79.30
Minimum CLTV: 16.30
Maximum CLTV: 100.00

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4. DTI (Silent Second)

DTI (Silent Second)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
15.0001 - 20.0000	1	$143,920.00	0.92%	639	80.00%	7.500%	100.00%
20.0001 - 25.0000	1	117,600.00	0.75	627	80.00	7.790	100.00
25.0001 - 30.0000	3	533,499.96	3.39	701	82.27	6.659	100.00
30.0001 - 35.0000	5	1,108,862.66	7.05	605	84.09	7.916	100.00
35.0001 - 40.0000	12	2,074,400.31	13.20	636	78.49	7.009	100.00
40.0001 - 45.0000	15	3,949,556.94	25.13	680	80.59	7.047	100.00
45.0001 - 50.0000	27	7,100,513.18	45.17	651	80.20	7.027	100.00
50.0001 - 55.0000	4	689,650.70	4.39	565	78.94	7.394	80.31
Total:	68	$15,718,003.75	100.00%	651	80.36%	7.106%	99.14%

WA DTI: 43.01
Min DTI: 18.01
Max DTI: 52.10

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5. DTI (IO Loans)

DTI (IO Loans)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
5.01 - 10.00	1	$220,399.50	0.14%	625	95.00%	7.990%	100.00%
10.01 - 15.00	4	685,597.52	0.44	655	75.40	7.392	100.00
15.01 - 20.00	8	1,622,552.00	1.04	707	70.87	6.428	100.00
20.01 - 25.00	16	3,781,703.75	2.41	672	80.25	6.614	100.00
25.01 - 30.00	31	8,122,092.05	5.18	678	78.09	6.617	100.00
30.01 - 35.00	56	16,084,846.57	10.26	668	79.76	6.705	100.00
35.01 - 40.00	125	34,274,154.40	21.87	666	80.89	6.849	100.00
40.01 - 45.00	155	43,861,561.94	27.99	673	81.50	6.893	100.00
45.01 - 50.00	159	44,077,868.06	28.12	664	81.83	6.929	99.83
50.01 - 55.00	12	4,000,000.00	2.55	686	80.67	6.362	100.00
Total:	567	$156,730,775.79	100.00%	669	80.94%	6.839%	99.95%

WA DTI: 40.38
Min DTI: 7.88
Max DTI: 54.69

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6. DTI (Stated Doc)

DTI (Stated Doc)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0.01 - 5.00	1	$292,278.09	0.08%	695	75.00%	7.390%	0.00%
10.01 - 15.00	8	1,576,181.01	0.41	659	77.66	7.426	85.26
15.01 - 20.00	21	2,762,974.55	0.72	634	72.08	7.615	79.59
20.01 - 25.00	66	12,432,082.18	3.24	636	73.06	7.385	83.51
25.01 - 30.00	108	21,781,762.69	5.68	627	79.04	7.621	90.47
30.01 - 35.00	181	39,766,394.97	10.37	626	78.84	7.601	94.38
35.01 - 40.00	257	58,325,457.04	15.20	628	78.30	7.565	95.09
40.01 - 45.00	419	101,838,955.53	26.55	629	79.55	7.506	97.22
45.01 - 50.00	516	132,129,550.47	34.44	623	80.21	7.682	95.50
50.01 - 55.00	55	12,709,424.87	3.31	585	72.59	7.936	98.37
Total:	1,632	$383,615,061.40	100.00%	626	78.98%	7.603%	94.97%

WA DTI: 41.16
Min DTI: 3.22
Max DTI: 54.97

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